                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                   Date of Report            November 5, 1998
                        (Date of earliest event reported)


                      SANTA BARBARA RESTAURANT GROUP, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Delaware                     1-10576                    33-0403086
--------------------------------------------------------------------------------
(State or Other Jurisdiction        (Commission               (I.R.S. Employer
    of Incorporation)               File Number)             Identification No.)


1200 North Harbor Boulevard, Anaheim, California                         92803
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code        (714) 491-6400
                                                  ------------------------------


--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed, Since Last Report)

Item 4. Changes in Registrant's Certifying Accountant

On Thursday, November 5, 1998, Santa Barbara Restaurant Group, Inc. (SBRG) retained KPMG Peat Marwick LLP as its independent auditors for the fiscal year ending December 31, 1998, to replace Grant Thornton LLP. The decision was recommended by management of SBRG and approved by SBRG's Board of Directors following receipt of proposals from various auditing firms at which time a determination was made to engage KPMG Peat Marwick LLP as SBRG's independent auditors for the 1998 fiscal year.

The reports of Grant Thornton LLP on SBRG's consolidated financial statements for the years ended December 31, 1996 and December 31, 1997 did not contain an adverse opinion or a disclaimer of opinion, and the reports were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of SBRG's financial statements for each of the two fiscal years ended December 31, 1996 and December 31, 1997, and in the subsequent interim period, there were no disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Grant Thornton LLP would have caused Grant Thornton LLP to make reference to the matter in their report.

In connection with the audits of SBRG's financial statements for the years ended December 31, 1996 and December 31, 1997, and the subsequent interim period:

     a) Grant Thornton LLP did not advise SBRG that the internal controls necessary for SBRG to develop reliable financial statements do not exist;

     b) Grant Thornton LLP did not advise SBRG that information had come to the attention of Grant Thornton LLP that had led it to no longer be able to rely on SBRG's management representations, or that had made Grant Thornton LLP unwilling to be associated with the financial statements prepared by SBRG's management;

     c) Grant Thornton LLP did not advise SBRG that Grant Thornton LLP would need to expand significantly the scope of its audit, or that information had come to the attention of Grant Thornton LLP during such time period that if further investigated may (i) materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements) or (ii) cause Grant Thornton LLP to be unwilling to rely on SBRG's management representations or be associated with SBRG's consolidated financial statements; and

     d) Grant Thornton LLP did not advise SBRG that information had come to the attention of Grant Thornton LLP of the type described in Subparagraph (c) (i) and (ii) above, the issue not being resolved to the satisfaction of Grant Thornton LLP prior to its dismissal.

SBRG requested Grant Thornton LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements, a copy of which letter is attached as an exhibit to this Form 8-K.

During fiscal years ended December 31, 1996 and December 31, 1997 and the subsequent interim period prior to engaging KPMG Peat Marwick LLP, SBRG (or anyone on SBRG's behalf) did not consult KPMG Peat Marwick LLP regarding:

     (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on SBRG's financial statements; and as such no written report was provided to SBRG's and no oral advice was provided that the new accountant concluded was an important factor considered by SBRG in reaching a decision as to any accounting, auditing or financial reporting issue, or;

     (ii) any matter that was either the subject of a disagreement or a reportable event.

Item 7. Financial Statements and Exhibits

   (c) Exhibits:

          (16) Letter of Grant Thornton LLP regarding change in certifying accountant.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 11, 1998

Santa Barbara Restaurant Group, Inc.
(Registrant)




/s/ THEODORE ABAJIAN
Theodore Abajian
Executive Vice President & Chief Financial Officer

                                 EXHIBIT INDEX


Exhibit
Number                             Description
------                             -----------

 16 Letter of Grant Thornton LLP regarding change in certifying accountant.